Exhibit 10.2

EXECUTION COPY

SIXTH AMENDMENT
TO
MASTER REPURCHASE AGREEMENT

SIXTH AMENDMENT, dated as of February 8, 2013 (the “Amendment”), to the Master Repurchase Agreement dated as of December 3, 2010, as amended by that certain First Amendment to Master Repurchase Agreement dated as of April 8, 2011, as further amended by that certain Second Amendment to Master Repurchase Agreement dated as of June 30, 2011, as further amended by that certain Third Amendment to Master Repurchase Agreement dated as of April 13, 2012, as further amended by that certain letter dated April 27, 2012, as further amended by that certain Fourth Amendment to Master Repurchase Agreement dated as of June 29, 2012, and as further amended by that certain Fifth Amendment to Master Repurchase Agreement dated as of October 26, 2012 (the “Existing Master Repurchase Agreement”), by and among EXCEL MORTGAGE SERVICING, INC., a California corporation, with an address at 19500 Jamboree Road #400, Irvine, California 92612, as a seller (“Excel”), AMERIHOME MORTGAGE CORPORATION, a Michigan corporation, with an address at 2141 W. Bristol Road, Flint, Michigan 48507, as a seller (“AmeriHome”) (Excel and AmeriHome are individually and collectively referred to herein as “Seller”), and CUSTOMERS BANK, a Pennsylvania state-chartered bank, with an address at 99 Bridge Street, Phoenixville, Pennsylvania 19460 (the “Buyer”).

RECITALS

The Seller has requested the Buyer to agree to amend the Existing Master Repurchase Agreement as set forth in this Amendment.  The Buyer is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

ARTICLE I
DEFINITIONS

Definitions.  Unless otherwise indicated, capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Existing Master Repurchase Agreement.

ARTICLE II
AMENDMENT

1.                                      The following definitions contained in Section 1 (Definitions) of the Existing Master Repurchase Agreement are hereby deleted and replaced in their entirety by the following:

“Maximum Aggregate Purchase Price” means Sixty Million and 00/100 Dollars ($60,000,000.00).

“Purchase Request” means a request for a Mortgage Loan purchase submitted to Buyer from a duly authorized employee of Seller, containing the Loan Data required by Buyer.

2.                                      Section 6(k) of the Existing Master Repurchase Agreement is hereby deleted and replaced in its entirety by the following:

(k)                                 Minimum Maintenance Account Balance.  Collectively, Seller shall maintain at Buyer at all times during the term of this Agreement a Minimum Maintenance Account Balance of three quarters of one percent (0.75%) of the Maximum Average Purchase Price.  In the event Seller maintains a balance of one and three-quarter percent (1.75%) of the Maximum Average Purchase Price in the account, the Purchase Price Percentage shall be increased to one hundred percent (100%) during such time the increased balance is maintained.

3.                                      Exhibit II of the Existing Master Repurchase Agreement is hereby deleted and replaced in its entirety by Exhibit A attached hereto.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

All representations and warranties contained in the Existing Master Repurchase Agreement are true and correct as of the date of this Amendment (except to the extent that any of such representations and warranties expressly relate to an earlier date).

ARTICLE IV
MISCELLANEOUS

1.                                      Ratification.  Except as expressly affected by the provisions hereof, the Existing Master Repurchase Agreement, as amended, shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto.  On and after the date hereof, each reference in the Existing Master Repurchase Agreement to “the Agreement”, “hereunder”, “herein” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

2.                                      Limited Scope.  This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights of the Buyer and the Seller under the Existing Master Repurchase Agreement.

3.                                      Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.                                      Caption.  The captions in the Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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5.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

6.                                      Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ATTEST:		CUSTOMERS BANK

By:	/s/ J. Christopher Black	By:	/s/ Glenn Hedde
Name:	J. Christopher Black	Name:	Glenn Hedde
Title:	Senior Vice President	Title:	President, Warehouse Lending

ATTEST:		EXCEL MORTGAGE SERVICING, INC.

By:	/s/ Ron Morrison	By:	/s/ Todd Taylor
Name:	Ron Morrison	Name:	Todd Taylor
Title:	Executive Vice President &	Title:	Chief Financial Officer
General Counsel

ATTEST:		AMERIHOME MORTGAGE CORPORATION

By:	/s/ Ron Morrison	By:	/s/ Todd Taylor
Name:	Ron Morrison	Name:	Todd Taylor
Title:	Executive Vice President &	Title:	Chief Financial Officer
General Counsel

Signature Page to Sixth Amendment to Master Repurchase Agreement

Exhibit A to Sixth Amendment to

Master Repurchase Agreement

EXHIBIT II

LOAN DATA

Providing, as applicable:

1.	Closing Agent wire instructions.
2.	Executed Note endorsed in blank (if a refinance) or copy of Note to be executed at closing (if a purchase), including all Riders.
3.	Loan Purchase Commitment from an Approved Investor covering this loan or hedging reports acceptable to buyer.
4.	Closing Protection Letter from a title insurance company covering the Closing Agent dated within 30 days of purchase date (or E&O Policy for Attorney in NY).
5.	Automated Underwrite Results or Form 1008 (Uniform Underwriting & Transmittal Summary).
6.	If loan amount is > $500K, Form 1003 signed by the borrower.
7.	f loan amount is > $500K, full Appraisal.
8.	If loan is already closed, a certified Executed true copy of HUD-1, and any additional exhibits.
9.	If loan is already closed, a certified Executed true copy of the Mortgage/Deed of Trust, plus riders attached thereto.

Items Needed Post Funding:

10.

If a MERS loan, within 3 days, MERS registration showing Customers Bank listed as the Interim Funder. Our interim funder # is 1008768. Otherwise, an executed Assignment of Mortgage/Deed of Trust, in blank, in proper form for recordation (with legal description) required at the time of purchase.

11.	Within 30 days (If loan is still active on warehouse facility), a copy of the FHA or VA Commitment to Insure is required.